UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 8, 2008

GLOBAL ROAMING DISTRIBUTION, INC.
(Exact name of small business issuer as specified in its charter)

Florida	000-52435	65-1129569
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

20801 Biscayne Blvd., Suite 101
Miami, FL 33180
 (Address of Principal Executive Office) (Zip Code)

(305) 249-3121
(Issuer’s telephone number, including area code)

Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On September 8, 2008, the management of Global Roaming Distribution, Inc. (the “Company”) concluded that its financial statements for the years for the six months ended June 30, 2008, which are included in its Form 10-Q for the quarter ended June 30, 2008, did not properly account for certain items as of June 30, 2008 in accordance with United States generally accepted accounting principles, and, as a result, cannot be relied upon.  Specifically, the Company received a customer order originally placed on April 10, 2008 in the amount of $450,000.  The customer order was considered a distributor sale and was included as $450,000 of revenue in the financial statements included in the Company’s 10-Q for the quarter ended June 30, 2008. On September 8, 2008, the Company discovered that it had not made full delivery of the customer order and as such had improperly recognized the full $450,000 as revenue on its financial statements for the quarter ended June 30, 2008.

The above-mentioned error reflected certain material weaknesses in the Company’s policies and procedures to ensure accurate and reliable interim consolidated financial statements. Specifically, we lacked (i) sufficient personnel with the required technical accounting and SEC financial reporting experience relating to our business to enable us to maintain adequate controls over our financial reporting and processes which control deficiency resulted in our recording certain adjustments prior to the issuance of our interim consolidated financial statements for the six months ended June 30, 2008; and (ii) policies and procedures requiring a detailed review on a timely basis of underlying information supporting amounts included in the interim consolidated financial statements and disclosures. As a result of the aggregation of these significant deficiencies, the Company has concluded that a material weakness exists related to our recognition of revenue for the six-month period ended June 30, 2008.

In light of the foregoing, the Company has requested its auditors to review the financial statements for the quarter ended June 30, 2008.   The Company will also review its internal controls to strengthen its reporting and accounting functions. The review may result in the reduction of revenues for the quarter by up to $450,000, the increase in losses by up to $450,000, and the increase in contributed capital by up to $450,000.  The completion of the reevaluation of the financial statements for the quarter ended June 30, 2008, may also result in the restatement of the financial statements for the quarter.

Pending the conclusion of the review of the financial statements by the Company and its auditors, the financial statements for the quarter ended June 30, 2008 should not be relied upon.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

 None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Roaming Distribution, Inc.

Dated: December 12, 2008	By:	/s/ Yakov Sarousi
Name: Yakov Sarousi
Title: President & Chief Executive Officer

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